INVENTORIES (Schedule of Inventories) (Details) - USD ($) $ in Millions		Dec. 31, 2017	Dec. 31, 2016
Raw materials		$ 84.5	$ 76.0
Work-in-progress		13.8	29.5
Finished goods		193.9	211.1
Project assets	[1]	1.4	1.0
Inventories - net		$ 293.6	$ 317.6

[1]	Reclassifications have been made to the 2016 and 2015 consolidated financial statements to conform to the current period presentation. The Company has reclassified the amount of USD 20.9 million from inventories to amount due from related parties (non-current assets) as it is deemed significant in terms of the quantitative and qualitative aspects of the errors presented in the consolidated financial statements for the year ended December 31, 2017.